Investor Presentation John S. D’Orazio, CEO May 2018 Paul W. Nester, CFO

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward- looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide an additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity and, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the first day of the month set forth on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. Non-GAAP Measures: This presentation includes certain metrics that are based on TTM or estimated EBITDA, which are non-GAAP financial measures. 2

Agenda  Company Overview  Key Highlights  Growth Strategy  2018 Update  Financial Highlights  Outlook 3

Organizational Structure NASDAQ: RGCO Regulated Non-Utility Local Distribution Company (LDC), Partner in Mountain Valley Pipeline located in Roanoke, VA, founded (MVP) in 1883 Partner in proposed MVP Southgate Provided 98% of earnings in fiscal project 2017 4

Roanoke Gas Service Territory  Serve over 60,500 natural gas customers  Customer Count breakdown:  Residential 90%  C&I 10%  Volume breakdown:  Residential 40%  C&I 60% Note: Number of customers based on rolling 12-month average. Volume breakdown per prior fiscal year. 5

Key Highlights  Total shareholder return of 249% since 2008, compared with 118% for the S&P 500  74 years of consecutive dividend payments Demonstrated Track  Record of Delivering 14 years of consecutive dividend increases Shareholder Value  $0.62 per share annual dividend, a 6.9% increase over prior year  Successfully completed $16 million equity offering in March 2018 6

Key Highlights Infrastructure Riders System Expansion Weather Normalization  Regulated by VA State Corporate Commission (SCC)  VA regulatory climate ranked among best states for business1  9.75% authorized ROE (Upper range 10.1%)  Attractive cost of recovery mechanisms Highly Stable  Business Model SAVE infrastructure replacement rider approved through 2021  $21 million availability on Prudential shelf agreement  $34 million availability on registered equity shelf filing for issuance of common stock 1 Forbes “Best States for Business 2017” as of November 28, 2017 7

Growth Strategy  Regulated Utility Investment  CapEx  Ongoing Regulated Utility Growth  Volumes Delivered  Customer Growth  Non-Utility Investments  MVP 8

Regulated Utility Investment: CapEx Fiscal YTD at March 31: $12.5 $10.5 Millions Other $8.5 Capital $2.5 $6.5 2017 SAVE 2018 Rider $4.5 $5.0 Customer $2.5 & System $0.5 Expansion $2.9 $1.5 million, or 13% decrease in capital spending 9

Regulated Utility Growth: Volumes Volumes Delivered (DTH) Fiscal YTD at March 31: 3,500 3,000 2,500 2,000 Thousands 1,500 1,000 500 - Residential Commercial Industrial YTD 2017 YTD 2018 2018 vs 2017 Commercial 20% Industrial 3% Top 10 Customers 9% 10

Regulated Utility Growth: Customers Average Customers (twelve-months ended March 31) 60,600 60,400 60,200 60,000 59,800 59,600 59,400 59,200 59,000 58,800 58,600 2015 2016 2017 2018  Consistent customer growth year over year since 2015  155 new customers in the second fiscal quarter  360 total new customers in the six months ended March 31, 2018 11

Regulated Utility Growth: Customers Ballast Point’s industrial-scale brewery for its East Coast General Shale recently converted operations from 66% coal operations is up and brewing in Roanoke, VA to 100% natural gas The Roanoke Times – 8.9.17 Steel Dynamics to invest $28 million at the Roanoke Bar Division The Roanoke Times – 2.2.17 12

Update . RGC Midstream investment $35 million . FERC approved and construction in progress . Targeted in-service date end of calendar year 2018 . Estimated $4.4 million annual EBITDA contribution RGC Midstream CapEx $30 $25 $20 ($mm) $10 $5 $5 $0 2017A 2018E 2019E 13

Financial Highlights Earnings Per Share: $0.90 TTM March 31 $0.89 $0.86 $0.86 $0.80 Six-months ended March 31: $0.76 $0.70 2018 2017 Basic: $0.76 $0.76 $0.67 Diluted: $0.75 $0.76 $0.60 $0.60 Pre-Tax Reform: $0.56 EPS: $0.78 $0.50 $0.52 $0.50 $0.40 2015 2016 2017 2018 Pre-Tax Reform Dividends/Share ** CAGR calculated using actual diluted EPS of $0.86 14

Financial Highlights (continued) ROE CapEx ($000’s) $22,000 11.0% $21,179 $20,000 $19,418 10.0% $18,000 9.4% $16,000 9.0% 10.7% $15,143 $14,313 $14,000 9.7% 9.1% 8.0% 8.7% $12,000 $10,000 7.0% 2015 2016 2017 2018 2015 2016 2017 2018 Pre-Tax Reform CapEx (TTM) 15

Financial Highlights (concluded) Updated through market close, May 11, 2018. $0.67 special dividend, paid in 2012, excluded from graph, but included in total returns. 16

Outlook  Rate Case Strategy  Economic Development and System Expansion  CapEx Forecast  EPS 17

Outlook: Rate Case Strategy  Last rate case 2013  File September 2018  Primary drivers:  Incorporate tax reform  Recover non-SAVE CapEx investments  Embed SAVE surcharges into base rates 18

Outlook: Economic Development Eldor plans to hire 350 workers within the next five years to work in a 250,000-square-foot, high-tech factory that it is spending $75 million to build. Longer-term plans call for another 300 jobs by 2024. The Roanoke Times – 10.04.17 Humm Kombucha will build a $10 million production AEP Transmission will invest $12.7 million to and packaging facility in Roanoke relocate to and expand in downtown Roanoke The Roanoke Times – 10.31.17 The Roanoke Times – 11.14.17 Altec Industries announces $30 million expansion to increase its existing plant by 65,000 square feet The Roanoke Times – 10.24.17 VA Medical Center contracted with ConEd Solutions to build a Combined Heating and Power Plant (CHP), expected to be completed by January 1, 2019. ConEd Solutions announcement 19

Outlook: Economic Development The Virginia Tech Carilion Research Institute (VTCRI) in Roanoke expands its biomedical research facilities with the addition of a new $90 million building, known as the Virginia Tech Carilion Biomedical Research Expansion. The project broke ground on Tuesday, Oct. 24. The Roanoke Times – 11.03.17 A rendering of the Virginia Tech Carilion Biomedical Research Expansion. Courtesy of VT News The Roanoke Times – 11.03.17 20

Outlook: System Expansion Franklin County Expansion:  MVP Summit View Business Park  500 acre industrial along proposed MVP path  City of Roanoke RGC planned interconnect and distribution system  Potential to add 1,500 new customers  Rate base growth of $10 million Summit View Business Park Rocky Mount Estimated $0.4 million annual EBITDA contribution from Franklin County Expansion Note: Roanoke Gas is in the process of completing its application for the Certificate of Public Convenience and Necessity with the Virginia SCC for exclusive natural gas distribution rights in the remaining uncertified portions of Franklin County. New customers are included in estimated $0.4 million annual EBITDA contribution. 21

Outlook: CapEx $25 $22.0 $20.7 $18.9 $20 $18.0 $18.4 $18.4 $15 Millions $10 $5 $0 2017A 2018E 2019E 2020E 2021E 2022E Forecast totals through 2022: SAVE Infrastructure Replacement $47.4 Customer Growth & System Expansion $29.7 Utility Maintenance $18.7 Total $95.8 22

Southgate . 70 mile natural gas pipeline system . 20 and 16 inch steel underground pipe . Starts at TRANSCO 165 and extends into central NC . Anchored by firm capacity commitment from PSNC Energy . Same project partners as MVP Proposed Schedule . Ongoing: Public Participation . May 2018: FERC Pre-filing . Calendar Q4 2018: File FERC Application . Calendar Q1 2020: Begin Construction . Calendar Q4 2020: In-Service Date 23

Outlook: EPS  2018: $0.90 to $0.91  2019: $1.00 to $1.04 24

Questions